UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    September 2, 2004

EXAM USA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-26442	88-0271810
(Commission File Number)	(IRS Employer Identification No.)

5902 Bolsa Avenue, Suite 108, Huntington Beach, California	92649
(Address of Principal Executive Offices)	(Zip Code)

(714) 895-7772

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                                                                       Changes in Registrant’s Certifying Accountant.

On September 2, 2004, the Board of Directors of Exam USA, Inc. (“Exam”) approved a change in auditors.  The Board of Directors approved the dismissal of Malone & Bailey PLLC (“Malone & Bailey”) as Exam’s independent public accountants and the selection of McKennon, Wilson & Morgan, LLP as their replacement.

Malone & Bailey’s report on the financial statements of Exam for the last fiscal year ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope, procedure or accounting.  Exam’s financial statements for the fiscal year ended December 31, 2002, were audited by Scheifley & Associates, P.C., whose report for such fiscal year did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope, procedure or accounting.

During Exam’s two most recent fiscal years ended December 31, 2003 and 2002 and the subsequent interim periods through September 2, 2004, there were no disagreements between Exam and either Malone & Bailey (as to the fiscal year ended December 31, 2003 and the subsequent interim periods through September 2, 2004) or Scheifley & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Malone & Bailey’s or Scheifley’s satisfaction, would have caused either of them to make reference to the subject matter of the disagreement in connection with their respective reports on Exam’s financial statements for such years; respectively, and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

Exam provided Malone & Bailey with a copy of the foregoing disclosures.  Upon receipt of Malone & Bailey's letter, Exam shall file an amendment to this current report to include such letter.

In addition, during Exam’s two most recent fiscal years ended December 31, 2003 and 2002 and the subsequent interim periods through September 2, 2004, Exam did not consult with McKennon, Wilson & Morgan, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Exam’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01                                             Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAM USA, INC.

Date: September 9, 2004.	By:	/s/ Haruo Miyano
Haruo Miyano
Secretary